JPMorgan Funds - JPMorgan Trust II
Rule 10f-3 Transactions
For the period from January 1, 2011 to June 30, 2011

The following securities were purchased pursuant to Rule 10f-3 and all requirements of the Rule 10f-3 Procedures of the Funds:

Fund JPMorgan Large Cap Value Fund
Trade Date 1/20/2011
Issuer Fifth Third Bancorp (FITB) Secondary
Cusip 31677310
Bonds 62,800
Offering Price $14.00
Spread $0.42
Cost $879,200
Dealer Executing Trade Deutsche Bank Securities
% of Offering  purchased by firm 1.92%
Syndicate Members J.P. Morgan, Deutsche Bank Securities, Credit Suisse, Goldman, Sachs & Co., BofA Merrill Lynch, Citi, Keefe, Bruyette & Woods, Aladdin Capital LLC, Sandler O'Neill + Partners, L.P.
Fund JPMorgan Large Cap Value Fund
Trade Date 1/20/2011
Issuer Fifth Third Bancorp (FITB) Secondary
Cusip 31677310
Bonds 700
Offering Price $14.00
Spread $0.42
Cost $9,800
Dealer Executing Trade Deutsche Bank Securities
% of Offering  purchased by firm 1.92%
Syndicate Members J.P. Morgan, Deutsche Bank Securities, Credit Suisse, Goldman, Sachs & Co., BofA Merrill Lynch, Citi, Keefe, Bruyette & Woods, Aladdin Capital LLC, Sandler O'Neill + Partners, L.P.
Fund JPMorgan Small Cap Growth Fund
Trade Date 2/1/2011
Issuer Epocrates, Inc. (EPOC) IPO
Cusip 29429D10
Bonds 24,900
Offering Price $16.00
Spread $1.12
Cost $398,400
Dealer Executing Trade Piper Jaffray and Company, Inc.
% of Offering  purchased by firm 1.51%
Syndicate Members J.P. Morgan, Piper Jaffray, William Blair & Company, JMP Securities
Fund JPMorgan Small Cap Value Fund
Trade Date 2/1/2011
Issuer Epocrates, Inc. (EPOC) IPO
Cusip 29429D10
Bonds 9,000
Offering Price $16.00
Spread $1.12
Cost $144,000
Dealer Executing Trade Piper Jaffray and Company, Inc.
% of Offering  purchased by firm 1.51%
Syndicate Members J.P. Morgan, Piper Jaffray, William Blair & Company, JMP Securities
Fund JPMorgan Small Cap Growth Fund
Trade Date 2/2/2011
Issuer Tornier N.V. (TRNX) IPO
Cusip N8723710
Bonds 246,200
Offering Price $19.00
Spread $1.24
Cost $4,677,800
Dealer Executing Trade Merrill Lynch & Co Inc.
% of Offering  purchased by firm 4.58%
Syndicate Members BofA Merrill Lynch, J.P. Morgan, Piper Jaffray, Credit Suisse, Wells Fargo Securities, William Blair & Company
Fund JPMorgan Equity Income Fund
Trade Date 2/11/2011
Issuer Kinder Morgan, Inc. (KMI) IPO
Cusip 49456B10
Bonds 19,500
Offering Price $30.00
Spread $0.90
Cost $585,000
Dealer Executing Trade Barclays Capital Inc.
% of Offering  purchased by firm 0.16%
Syndicate Members Goldman, Sachs & Co., Barclays Capital, BofA Merrill Lynch, Citi, Credit Suisse, Deutsche Bank Securities, J.P. Morgan, Wells Fargo Securities, Madison Williams and Company, Morgan Keegan, Raymond James, RBC Capital Markets, Simmons & Company International
Fund JPMorgan Small Cap Value Fund
Trade Date 2/15/2011
Issuer DCT Industrial (DCT) Secondary
Cusip 23315310
Bonds 34,500
Offering Price $5.35
Spread $0.23
Cost $184,575
Dealer Executing Trade Merrill Lynch & Co Inc.
% of Offering  purchased by firm 5.54%
Syndicate Members BofA Merrill Lynch, J.P. Morgan, Wells Fargo Securities, Deutsche Bank Securities, Morgan Keegan, PNC Capital Markets LLC, Piper Jaffray
Fund JPMorgan U.S. Real Estate Fund
Trade Date 2/15/2011
Issuer Mack-Cali Realty Corporation (CLI) Secondary
Cusip 554489104
Bonds 127,950
Offering Price $33.00
Spread $1.32
Cost $4,222,350
Dealer Executing Trade Merrill Lynch & Co Inc.
% of Offering  purchased by firm 6.40%
Syndicate Members BofA Merrill Lynch, Deutsche Bank Securities, J.P. Morgan, BNY Mellon Capital Markets, LLC, Capital One Southcoast, Citi, Comerica Securities, Mitsubishi UFJ Securities, Piper Jaffray, PNC Capital Markets LLC, RBS, Scotia Capital, SunTrust Robinson Humphrey
Fund JPMorgan U.S. Real Estate Fund
Trade Date 3/2/2011
Issuer Health Care REIT, Inc. (HCN) Secondary
Cusip 42217K10
Bonds 302,500
Offering Price $49.25
Spread $1.97
Cost $14,898,125
Dealer Executing Trade UBS Securities LLC
% of Offering  purchased by firm 3.14%
Syndicate Members UBS Investment Bank, BofA Merrill Lynch, Barclays Capital, Deutsche Bank Securities, J.P. Morgan, Wells Fargo Securities, KeyBanc Capital Markets, Credit Agricole CIB, Raymond James, Stifel Nicolaus Weisel, BMO Capital Markets, Morgan Keegan, Comerica Securities, PNC Capital Markets LLC, RBS
Fund JPMorgan Equity Income Fund
Trade Date 3/3/2011
Issuer MetLife, Inc. (MET) Secondary
Cusip 59156R10
Bonds 5,000
Offering Price $43.25
Spread $0.22
Cost $216,250
Dealer Executing Trade Goldman, Sachs & Co.
% of Offering  purchased by firm 1.72%
Syndicate Members Goldman, Sachs & Co., Citi, Credit Suisse, BofA Merrill Lynch, Barclays Capital, Deutsche Bank Securities, J.P. Morgan, Morgan Stanley, UBS Investment Bank, Wells Fargo Securities, BNP Paribas, HSBC, Mizuho Securities USA Inc., Nomura, Piper Jaffray, PNC Capital Markets LLC, RBC Capital Markets, RBS, Scotia Capital, Societe Generale, SMBC Nikko, Cabrera Capital Markets, LLC, CastleOak Securities, L.P., Guzman & Company, Lebenthal, Capital Markets, Loop Capital Markets, MFR Securities, Inc., M.R. Beal & Company, Ramirez & Co., Inc., Siebert Capital Markets, The Williams Capital Group, L.P., Toussaint Capital Partners, LLC, Blaylock Robert Van, LLC
Fund JPMorgan Large Cap Value Fund
Trade Date 3/3/2011
Issuer MetLife, Inc. (MET) Secondary
Cusip 59156R10
Bonds 300
Offering Price $43.25
Spread $0.22
Cost $12,975
Dealer Executing Trade Goldman, Sachs & Co.
% of Offering  purchased by firm 1.72%
Syndicate Members Goldman, Sachs & Co., Citi, Credit Suisse, BofA Merrill Lynch, Barclays Capital, Deutsche Bank Securities, J.P. Morgan, Morgan Stanley, UBS Investment Bank, Wells Fargo Securities, BNP Paribas, HSBC, Mizuho Securities USA Inc., Nomura, Piper Jaffray, PNC Capital Markets LLC, RBC Capital Markets, RBS, Scotia Capital, Societe Generale, SMBC Nikko, Cabrera Capital Markets, LLC, CastleOak Securities, L.P., Guzman & Company, Lebenthal, Capital Markets, Loop Capital Markets, MFR Securities, Inc., M.R. Beal & Company, Ramirez & Co., Inc., Siebert Capital Markets, The Williams Capital Group, L.P., Toussaint Capital Partners, LLC, Blaylock Robert Van, LLC
Fund JPMorgan Large Cap Value Fund
Trade Date 3/3/2011
Issuer MetLife, Inc. (MET) Secondary
Cusip 59156R10
Bonds 10,200
Offering Price $43.25
Spread $0.22
Cost $441,150
Dealer Executing Trade Goldman, Sachs & Co.
% of Offering  purchased by firm 1.72%
Syndicate Members Goldman, Sachs & Co., Citi, Credit Suisse, BofA Merrill Lynch, Barclays Capital, Deutsche Bank Securities, J.P. Morgan, Morgan Stanley, UBS Investment Bank, Wells Fargo Securities, BNP Paribas, HSBC, Mizuho Securities USA Inc., Nomura, Piper Jaffray, PNC Capital Markets LLC, RBC Capital Markets, RBS, Scotia Capital, Societe Generale, SMBC Nikko, Cabrera Capital Markets, LLC, CastleOak Securities, L.P., Guzman & Company, Lebenthal, Capital Markets, Loop Capital Markets, MFR Securities, Inc., M.R. Beal & Company, Ramirez & Co., Inc., Siebert Capital Markets, The Williams Capital Group, L.P., Toussaint Capital Partners, LLC, Blaylock Robert Van, LLC
Fund JPMorgan Large Cap Value Fund
Trade Date 3/9/2011
Issuer TCF Financial Corporation (TCB) Secondary
Cusip 87227510
Bonds 102,300
Offering Price $15.25
Spread $0.69
Cost $1,560,075
Dealer Executing Trade Morgan Stanley & Company
% of Offering  purchased by firm 2.99%
Syndicate Members J.P. Morgan, Morgan Stanley, RBC Capital Markets
Fund JPMorgan Equity Income Fund
Trade Date 4/11/2011
Issuer PPL Corporation (PPL) Secondary
Cusip 69351T10
Bonds 23,200
Offering Price $25.30
Spread $0.76
Cost $586,960
Dealer Executing Trade Credit Suisse Securities
% of Offering  purchased by firm 1.38%
Syndicate Members BofA Merrill Lynch, Credit Suisse, Barclays Capital, Morgan Stanley, Wells Fargo Securities
Fund JPMorgan Small Cap Growth Fund
Trade Date 4/14/2011
Issuer Zipcar (ZIP) IPO
Cusip 98974X10
Bonds 14,100
Offering Price $18.00
Spread $1.26
Cost $253,800
Dealer Executing Trade Goldman Sachs and Co.
% of Offering  purchased by firm 1.85%
Syndicate Members Goldman, Sachs & Co., J.P. Morgan, Cowen and Company, Needham & Company, LLC, Oppenheimer & Co.
Fund JPMorgan Small Cap Growth Fund
Trade Date 4/14/2011
Issuer Zipcar (ZIP) IPO
Cusip 98974X10
Bonds 26,800
Offering Price $18.00
Spread $1.26
Cost $482,400
Dealer Executing Trade Goldman Sachs and Co.
% of Offering  purchased by firm 1.85%
Syndicate Members Goldman, Sachs & Co., J.P. Morgan, Cowen and Company, Needham & Company, LLC, Oppenheimer & Co.
Fund JPMorgan Small Cap Value Fund
Trade Date 4/14/2011
Issuer Zipcar (ZIP) IPO
Cusip 98974X10
Bonds 11,700
Offering Price $18.00
Spread $1.26
Cost $210,600
Dealer Executing Trade Goldman Sachs and Co.
% of Offering  purchased by firm 1.85%
Syndicate Members Goldman, Sachs & Co., J.P. Morgan, Cowen and Company, Needham & Company, LLC, Oppenheimer & Co.
Fund JPMorgan Small Cap Value Fund
Trade Date 4/15/2011
Issuer Graphic Packaging Holding Company (GPK) Secondary
Cusip 38868910
Bonds 198,900
Offering Price $4.75
Spread $0.21
Cost $944,775
Dealer Executing Trade Goldman Sachs and Co.
% of Offering  purchased by firm 2.08%
Syndicate Members Goldman, Sachs & Col, BofA Merrill Lynch, J.P. Morgan, Deutsche Bank Securities, Baird, Oppenheimer & Co.
Fund JPMorgan Small Cap Growth Fund
Trade Date 5/6/2011
Issuer Mistras Group, Inc. (MG) Secondary
Cusip 60649T10
Bonds 81,610
Offering Price $16.00
Spread $0.80
Cost $1,305,760
Dealer Executing Trade Merrill Lynch & Co Inc.
% of Offering  purchased by firm 6.92%
Syndicate Members J.P. Morgan, BofA Merrill Lynch, Baird, Stephens Inc., KeyBanc, Capital Markets
Fund JPMorgan Small Cap Value Fund
Trade Date 5/12/2011
Issuer Wilshire Bancorp, Inc. (WIBC) Secondary
Cusip 97186T10
Bonds 210,300
Offering Price $2.75
Spread $0.14
Cost $578,325
Dealer Executing Trade Macquarie Capital (USA)
% of Offering  purchased by firm 2.63%
Syndicate Members J.P. Morgan, Macquarie Capital
Fund JPMorgan Intrepid Mid Cap Fund
Trade Date 5/18/2011
Issuer LinkedIn Corporation (LKND) IPO
Cusip 53578A10
Bonds 27,800
Offering Price $45.00
Spread $3.15
Cost $1,251,000
Dealer Executing Trade Morgan Stanley & Company
% of Offering  purchased by firm 2.79%
Syndicate Members Morgan Stanley, BofA Merrill Lynch, J.P. Morgan, Allen & Company LLC, UBS Investment Bank
Fund JPMorgan Mid Cap Growth Fund
Trade Date 5/18/2011
Issuer LinkedIn Corporation (LKND) IPO
Cusip 53578A10
Bonds 82,300
Offering Price $45.00
Spread $3.15
Cost $3,703,500
Dealer Executing Trade Morgan Stanley & Company
% of Offering  purchased by firm 2.79%
Syndicate Members Morgan Stanley, BofA Merrill Lynch, J.P. Morgan, Allen & Company LLC, UBS Investment Bank
Fund JPMorgan Large Cap Value Fund
Trade Date 5/26/2011
Issuer Freescale Semiconductor Holdings I, Ltd. (FSL) IPO
Cusip G3727Q10
Bonds 1,300
Offering Price $18.00
Spread $0.81
Cost $23,400
Dealer Executing Trade Deutsche Bank Securities
% of Offering  purchased by firm 11.83%
Syndicate Members Citi, Deutsche Bank Securities, Barclays Capital, Credit Suisse, J.P. Morgan, Goldman, Sachs & Co., RBC Capital Markets, UBS Investment Bank, Sanford C. Bernstein, Gleacher & Company, Oppenheimer & Co., Pacific Crest Securities, Piper Jaffray
Fund JPMorgan Large Cap Value Fund
Trade Date 5/26/2011
Issuer Freescale Semiconductor Holdings I, Ltd. (FSL) IPO
Cusip G3727Q10
Bonds 100,000
Offering Price $18.00
Spread $0.81
Cost $1,800,000
Dealer Executing Trade Deutsche Bank Securities
% of Offering  purchased by firm 11.83%
Syndicate Members Citi, Deutsche Bank Securities, Barclays Capital, Credit Suisse, J.P. Morgan, Goldman, Sachs & Co., RBC Capital Markets, UBS Investment Bank, Sanford C. Bernstein, Gleacher & Company, Oppenheimer & Co., Pacific Crest Securities, Piper Jaffray
Fund JPMorgan Mid Cap Growth Fund
Trade Date 5/26/2011
Issuer Freescale Semiconductor Holdings I, Ltd. (FSL) IPO
Cusip G3727Q10
Bonds 835,600
Offering Price $18.00
Spread $0.81
Cost $15,040,800
Dealer Executing Trade Deutsche Bank Securities
% of Offering  purchased by firm 11.83%
Syndicate Members Citi, Deutsche Bank Securities, Barclays Capital, Credit Suisse, J.P. Morgan, Goldman, Sachs & Co., RBC Capital Markets, UBS Investment Bank, Sanford C. Bernstein, Gleacher & Company, Oppenheimer & Co., Pacific Crest Securities, Piper Jaffray
Fund JPMorgan Small Cap Growth Fund
Trade Date 6/8/2011
Issuer Fusion-io, Inc. (FIO) IPO
Cusip 36112J10
Bonds 74,700
Offering Price $19.00
Spread $1.33
Cost $1,419,300
Dealer Executing Trade Morgan Stanley & Company
% of Offering  purchased by firm 2.43%
Syndicate Members Goldman, Sachs & Co., Morgan Stanley, J.P. Morgan, Credit Suisse
Fund JPMorgan Small Cap Value Fund
Trade Date 6/8/2011
Issuer Fusion-io, Inc. (FIO) IPO
Cusip 36112J10
Bonds 34,500
Offering Price $19.00
Spread $1.33
Cost $655,500
Dealer Executing Trade Morgan Stanley & Company
% of Offering  purchased by firm 2.43%
Syndicate Members Goldman, Sachs & Co., Morgan Stanley, J.P. Morgan, Credit Suisse
Fund JPMorgan Small Cap Value Fund
Trade Date 6/14/2011
Issuer Pandora Media, Inc. (P) IPO
Cusip 69835410
Bonds 24,400
Offering Price $16.00
Spread $1.12
Cost $390,400
Dealer Executing Trade Morgan Stanley & Company
% of Offering  purchased by firm 0.73%
Syndicate Members Morgan Stanley, J.P. Morgan, Citi, William Blair & Company, Stifel Nicolaus Weisel, Wells Fargo Securities
Fund JPMorgan Small Cap Value Fund
Trade Date 6/22/2011
Issuer Vanguard Health Systems, Inc. (VHS) IPO
Cusip 92203620
Bonds 132,500
Offering Price $18.00
Spread $1.04
Cost $2,385,000
Dealer Executing Trade Barclays Bank PLC
% of Offering  purchased by firm 2.23%
Syndicate Members BofA Merrill Lynch, Barclays Capital, Citi, Deutsche Bank Securities, J.P. Morgan, Lazard Capital Markets, Wells Fargo Securities, RBC Capital Markets, Avondale Partners, Baird, Morgan Keegan, CRT Capital Group LLC, Gleacher & Company
Fund JPMorgan U.S. Real Estate Fund
Trade Date 6/23/2011
Issuer Prologis, Inc. (PLD) Secondary
Cusip 74340W10
Bonds 289,550
Offering Price $33.50
Spread $1.26
Cost $9,699,925
Dealer Executing Trade Merrill Lynch & Co Inc.
% of Offering  purchased by firm 5.06%
Syndicate Members BofA Merrill Lynch, J.P. Morgan, Citi, Deutsche Bank Securities, Goldman, Sachs & Co., Morgan Stanley, ING, RBC Capital Markets, RBS, SMBC Nikko, Credit Agricole CIB, Credit Suisse, HSBC, Scotia Capital, BBVA, Mitsubishi UFJ Securities, PNC Capital Markets LLC, Piper Jaffray
Fund JPMorgan Small Cap Growth Fund
Trade Date 6/28/2011
Issuer HomeAway, Inc. (AWAY) IPO
Cusip 43739Q10
Bonds 103,600
Offering Price $27.00
Spread $1.89
Cost $2,797,200
Dealer Executing Trade Morgan Stanley & Company
% of Offering  purchased by firm 4.90%
Syndicate Members Morgan Stanley, Deutsche Bank Securities, Goldman, Sachs & Co., J.P. Morgan, Stifel Nicolaus Weisel, Pacific Crest Securities